Exhibit 4.1

COMMON STOCK	COMMON STOCK
NO PAR VALUE	TRANSFERABLE IN NEW YORK, NY OR DENVER, CO

Certificate Number	Shares
*****	*****

CUSIP 44930M 20 3
SEE REVERSE FOR CERTAIN DEFINITIONS

ICOP DIGITAL, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO

THIS CERTIFIES THAT                          is the owner of                        fully-paid and non-assessable shares of the common stock of ICOP Digital, Inc. (hereinafter called the “Company”), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.  This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents.  This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

/s/ David C. Owen
President/CEO

/s/ Laura E. Owen
Corporate Secretary

DATED <<Month Day, Year>>

COUNTERSIGNED AND REGISTERED
COMPUTERSHARE TRUST CO., INC.
(DENVER)
TRANSFER AGENT AND REGISTRAR,

By
Authorized Signature

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM –	as tenants in common	UNIF GIFT MIN ACT –	Custodian
TEN ENT –	as tenants by the entireties		(Cust)	(Minor)
JT TEN –	as joint tenants with rights of		under Uniform Gifts to Minors
	survivorship and not as tenants		Act
	in common		(State)
		UNIF TRF MIN ACT –	Custodian
			(Cust)	(Minor)
under Uniform Transfers to
Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,

hereby sell(s), assign(s), and transfer(s) unto

(PLEASE INSERT SOCIAL SECURITY

OR OTHER IDENTIFYING NUMBER

OF ASSIGNEE)

(PLEASE PRINT NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_________________________________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint _______________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:	, 20

Signature:

Signature:

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed:

The signatures should be guaranteed by an eligible institution (banks, stockbrokers, savings and loan association and credit unions) with membership in an approved signature guarantee medallion program, pursuant to S.E.C. Rule 17Ad-15.